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                                                                Exhibit 10.13(f)

               AMENDMENT NUMBER 6 TO PURCHASE AGREEMENT GCT-025/98

This Amendment Number 6 to Purchase Agreement GCT-025/98, dated as of October 29, 1999 ("Amendment No. 6") relates to the Purchase Agreement GCT-025/98 between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("EMBRAER") and Solitair Corp. ("BUYER") dated June 17, 1998 as amended from time to time (together referred to herein as the "Agreement"). This Amendment No. 6 is between EMBRAER and BUYER, collectively referred to herein as the "Parties".

This Amendment No. 6 constitutes an amendment and modification regarding the Aircraft delivery schedule, pursuant to Article 31 of the Purchase Agreement. All terms defined in the Agreement and not defined herein shall have the meaning given in the Agreement when used herein, and in case of any conflict between this Amendment No. 6 and the Agreement, this Amendment No. 6 shall control.

NOW, THEREFORE, in consideration of the foregoing, EMBRAER and BUYER do hereby agree as follows:

1.    DELIVERY SCHEDULE

The delivery schedule for the [*] Aircraft, described in item 5.a, will be hereby deleted and replaced with the following:

      "5.   DELIVERY

      a.    . . .

                  . . .
                  SIXTH AIRCRAFT                [*]
                  SEVENTH AIRCRAFT              [*]
                  EIGHTH AIRCRAFT               [*]
                  NINTH AIRCRAFT                [*]
                  TENTH AIRCRAFT                [*]
                  . . ."

2.    MISCELLANEOUS

All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 6 shall remain valid in full force and effect without any change.

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* Confidential

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IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 6 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de                  Solitair Corp.
Aeronautica S.A.


By /s/ Frederico Fleury Curado                  By  /s/ Frederick Simon
   -----------------------------                   -----------------------------
Name:  Frederico Fleury Curado                  Name:  Frederick Simon
   -----------------------------                   -----------------------------
Title: E.V.P. Commercial                        Title: President
   -----------------------------                   -----------------------------


By /s/ Flavio Rimoli                             Date:  November 2, 1999
   -----------------------------
Name: Flavio Rimoli                              Place: Greenwich, USA
   -----------------------------
Title: Director of Contracts
   -----------------------------

Date:  November 4, 1999

Place: Sao Jose dos Campos, Brazil